UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 23, 2017

 AMPIO PHARMACEUTICALS, INC.

(Exact name of registrant as specified in Charter)

Delaware	001-35182	26-0179592
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

373 Inverness Parkway, Suite 200

Englewood, Colorado 80112

(Address of principal executive offices, including zip code)

(720) 437-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year

On September 23, 2017, the stockholders of Ampio Pharmaceuticals, Inc. (the “Company”) approved an amendment to the Company’s Certificate of Incorporation (the “Certificate”) to increase the aggregate number of shares of common stock which the Company will have authority to issue from 100,000,000 to 200,000,000 shares. To give effect to this amendment, on September 25, 2017, the Company filed a certificate of amendment (the “Certificate of Amendment”) to the Certificate with the Secretary of State of the State of Delaware. A copy of the Certificate of Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Stockholders on September 23, 2017. The number of shares of common stock entitled to vote at the annual meeting was 68,232,409. The number of shares of common stock present, in person or represented by proxy, and entitled to vote at the annual meeting was 50,176,295. All matters submitted to a vote of our stockholders at the annual meeting were approved and all director nominees were elected.

The certified results of each of the matters voted upon at the annual meeting, which are more fully described in our definitive proxy statement, are as follows:

(1) Election of five (5) directors for terms expiring at the 2018 annual meeting of stockholders.

DIRECTORS	FOR	WITHHELD
Michael Macaluso	15,728,772	2,913,916
David Bar-Or, M.D.	17,524,393	1,118,295
Philip H. Coelho	16,920,304	1,722,384
Richard B. Giles	17,022,415	1,620,273
David R. Stevens, Ph.D.	17,042,315	1,600,373

There were 31,533,607 broker non-votes regarding this proposal.

(2) Ratification of the selection of EKS&H LLLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

FOR	AGAINST	ABSTAIN
49,086,387	785,526	304,382

There were no broker non-votes regarding this proposal.

(3) Approval of an amendment to the Certificate, increasing the number of shares of common stock authorized for issuance from 100,000,000 to 200,000,000 based on the votes listed below:

FOR	AGAINST	ABSTAIN
45,001,952	3,869,904	1,304,439

There were no broker non-votes regarding this proposal.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Certificate of Amendment to the Certificate of Incorporation of Ampio Pharmaceuticals, Inc., effective as of September 25, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPIO PHARMACEUTICALS, INC.

By:	/s/ Thomas E. Chilcott, III
Thomas E. Chilcott, III
Chief Financial Officer

Dated:  September 27, 2017

EXHIBIT INDEX

Exhibit No.	Exhibit
3.1	Certificate of Amendment to the Certificate of Incorporation of Ampio Pharmaceuticals, Inc., effective as of September 25, 2017.